Prospectus Supplement	dated August 1, 2008 252376

All retail Putnam funds, except Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund

The period during which a contingent deferred sales charge may apply to redemptions of class A shares purchased without an initial sales charge is reduced to nine months for shares purchased on August 1, 2008 and later. Accordingly, How do I sell or exchange fund shares? - Additional requirements - Deferred sales charges for class B, class C and certain class A and class M shares is revised by amending the third sentence to read: "Unless otherwise agreed with Putnam Retail Management, class A shares that are part of a purchase of $1 million or more (other than by a qualified retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within nine months of purchase."

Putnam Money Market Fund and Putnam Tax Exempt Money Market Fund

The period during which a contingent deferred sales charge may apply to redemptions of class A shares purchased without an initial sales charge is reduced to nine months for shares of other Putnam funds purchased on August 1, 2008 and later, which are subsequently exchanged for shares of Putnam Money Market Fund or Putnam Tax Exempt Money Market Fund. Accordingly, How do I buy fund shares? - Which class of shares is best for me? - Money Market Fund (class A, M and T shares only) and Tax Exempt Money Market Fund is revised by amending the first sentence to read: "Unless otherwise agreed with Putnam Retail Management, a deferred sales charge of 1.00% may apply to class A and class T shares obtained by exchanging shares from another Putnam fund that were originally purchased without an initial sales charge, if the shares are redeemed within nine months of the original purchase."